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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 21, 2003


                           priceline.com Incorporated
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             (Exact name of registrant as specified in its charter)


            Delaware                       0-25581              06-1528493
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 (State or other Jurisdiction of  (Commission File Number)    (IRS Employer
          Incorporation)                                    Identification No.)


            800 Connecticut Avenue, Norwalk, Connecticut          06854
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                     (Address of principal office)              (zip code)


                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 9.  REGULATION FD DISCLOSURE.

     On May 21, 2003, priceline.com intends to present the attached materials at the Goldman Sachs Internet New Media Conference in Las Vegas, Nevada. At the conference, priceline.com intends to re-confirm its full-year and second quarter 2003 earnings estimates provided in its 1st quarter 2003 earnings press release published on May 1, 2003. The information set forth above is qualified in its entirety by reference to priceline.com's presentation materials which are attached hereto as Exhibit 99.1 and incorporated herein by reference. The attached information should be read in conjunction with priceline.com's audited financial statements and the notes thereto filed with the SEC on Form 10-K and quarterly financial statements filed with the SEC on Form 10-Q. A copy of the presentation materials is available in the Investor Relations portion of priceline.com's website, located at www.priceline.com.

     The attached presentation contains forward-looking statements. A more thorough discussion of certain factors which may affect priceline.com's operating results is included in priceline.com's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and priceline.com's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003.

          99.1 Presentation materials to be presented at the Goldman Sachs Internet New Media Conference in Las Vegas, Nevada on May 21, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PRICELINE.COM INCORPORATED


                                          By:    /s/ Jeffery H. Boyd
                                                --------------------------------
                                                Name:  Jeffery H. Boyd
                                                Title: Chief Executive Officer

Date:  May 21, 2003

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                                  EXHIBIT INDEX

     Exhibit No.    Description
     -----------    -----------
     99.1 Presentation materials to be presented at the Goldman Sachs Internet New Media Conference in Las Vegas, Nevada on May 21, 2003.